CareView Communications, Inc. 10-K

Exhibit 10.140

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the “Security Agreement”) is entered into as of February 17, 2015 by and among CareView Communications, Inc., a Nevada corporation (“CareView NV”), CareView Communications, Inc., a Texas corporation (“CareView TX”), CareView Operations, LLC, a Texas limited liability company (“CareView LLC” and together with CareView NV and CareView TX, collectively referred to herein as the “Grantor”), and HealthCor Partners Fund, L.P., a Delaware limited partnership (“HealthCor Partners”), HealthCor Hybrid Offshore Master Fund L.P., a Cayman Islands limited partnership (“HealthCor Offshore”) and the other parties listed on the signature pages hereto (collectively with HealthCor Partners and HealthCor Offshore, the “Secured Parties”).

RECITALS

WHEREAS, CareView NV, HealthCor Partners and HealthCor Offshore entered into that certain Note and Warrant Purchase Agreement dated as of April 21, 2011 (as amended prior to the date hereof, the “Original Purchase Agreement”);

WHEREAS, in connection with the purchase of Notes under the Original Purchase Agreement, the Grantor entered into that certain Pledge and Security Agreement dated as of April 21, 2011 in favor of HealthCor Partners and HealthCor Offshore, as secured parties (the “Original Security Agreement”);

WHEREAS, as of the date hereof, certain of the Secured Parties are purchasing additional Notes in the aggregate amount pursuant to that certain Fifth Amendment to Note and Warrant Agreement, which amends that certain Note and Warrant Purchase Agreement dated as of April 21, 2011 (as amended, restated or otherwise modified from time to time, the “Purchase Agreement”) by and among CareView NV and the Investors party thereto;

WHEREAS, CareView NV is entering into this Security Agreement in order to induce the applicable Secured Parties to enter into, and to advance the Purchase Price to CareView NV under, the Purchase Agreement and to secure all of the obligations of CareView NV to the Secured Parties under the Purchase Agreement and the other Transaction Documents (the “Obligations”);

WHEREAS, CareView TX and CareView LLC are entering into this Security Agreement as a result of the substantial direct and indirect financial benefit they will derive from the Secured Parties’ purchase of the Notes from CareView NV and because the Secured Parties have required them to be parties hereto as a condition precedent to the consummation of the transactions contemplated in the Purchase Agreement; and

WHEREAS, the Secured Parties desire to appoint HealthCor Partners as collateral agent hereunder (“Agent”).

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants set forth herein, the Grantor and the Secured Parties hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1.            Terms Defined in Purchase Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Purchase Agreement.

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1.2.            Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement are used herein as defined in the UCC.

1.3.            Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the Preliminary Statement, the following terms shall have the following meanings:

“Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Agent” has the meaning set forth in the recitals hereto.

“Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.

“Charges” means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) any property of the Grantor, (b) the Notes, (c) the Grantor’s employees, payroll, income or gross receipts, (d) the Grantor’s ownership or use of any of its property, or (e) any other aspect of the Grantor’s business.

“Chattel Paper” shall have the meaning set forth in Article 9 of the UCC.

“Collateral” shall have the meaning set forth in Article II.

“Commercial Tort Claims” means “commercial tort claims” as set forth in Article 9 of the UCC and shall include, without limitation, any existing commercial tort claims of the Grantor set forth in Exhibit C-2 attached hereto.

“Contracts” means, collectively, all of the Grantor’s rights and remedies under, and all moneys and claims for money due or to become due to the Grantor under all contracts and other agreements between the Grantor and any party (other than the Secured Parties) and all amendments, supplements, extensions, and renewals thereof, including all rights and claims of the Grantor now or hereafter existing: (a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with any of the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with any of the foregoing agreements; (c) to all other amounts from time to time paid or payable under or in connection with any of the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges under or in connection with any of the foregoing agreements.

“Control” shall have the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.

“Control Agreement” means an agreement, in form and substance satisfactory to the Secured Parties, among (i) the Grantor, (ii) a banking institution, securities broker or securities intermediary at which the Grantor maintains a Deposit Account or a securities account, and (iii) the Secured Parties, providing for the Secured Parties to have Control over the funds or securities and other financial assets held in such Deposit Account or securities account.

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

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“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Deposit Accounts” shall have the meaning set forth in Article 9 of the UCC.

“Documents” shall have the meaning set forth in Article 9 of the UCC.

“Equipment” shall have the meaning set forth in Article 9 of the UCC.

“Event of Default” shall have the meaning set forth in Section 5.1.

“Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.

“Fixtures” shall have the meaning set forth in Article 9 of the UCC.

“General Intangibles” shall have the meaning set forth in Article 9 of the UCC.

“Goods” shall have the meaning set forth in Article 9 of the UCC.

“Instruments” shall have the meaning set forth in Article 9 of the UCC.

“Inventory” shall have the meaning set forth in Article 9 of the UCC.

“Investment Property” shall have the meaning set forth in Article 9 of the UCC.

“Letter-of-Credit Rights” shall have the meaning set forth in Article 9 of the UCC.

“Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all licensing agreements or similar arrangements in and to its Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.

“Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

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“Permitted Encumbrances” means (a) Liens in favor and for the benefit of the Secured Parties; (b) non-exclusive licenses of the Grantor’s intellectual property granted to hospitals in the ordinary course of the Grantor’s business pursuant to the Grantor’s hospital contracts; (c) non-exclusive licenses of the Grantor’s intellectual property granted to subsidiaries of the Grantor in connection with existing joint venture transactions and future joint venture transactions entered into by the Grantor to the extent involving new hospitals, new businesses or international markets; (d) Liens in favor and for the benefit of joint venture partners arising from joint venture transactions entered into by the Grantor to the extent involving new hospitals, new businesses or international markets; (e) Liens for Charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been established by the Grantor on its financial statements in accordance with GAAP; (f) deposits or pledges to secure obligations under workers’ compensation, social security or similar laws, or with respect to unemployment insurance; (g) bonded and statutory Liens of landlords, mechanics, workers, materialmens or other like Liens arising in the ordinary course of the business with respect to obligations which are not delinquent; (h) Liens placed upon tangible assets hereafter acquired to secure payment of the purchase price thereof, provided that any such Lien shall not encumber any other property of the Grantor; and (i) zoning restrictions and easements, licenses, covenants and other restrictions that do not individually, or in the aggregate, materially and adversely affect the use of the Grantor’s owned, leased or licensed real property for its intended purpose in connection with the business.

“Pledged Collateral” means all Instruments, Securities and other Investment Property of the Grantor, whether or not physically delivered to the Secured Parties pursuant to this Security Agreement.

“Receivables” means, with respect to the Grantor, all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered, including, without limitation, all such rights constituting or evidenced by an Account, Chattel Paper, Document, Investment Property, Instrument, or any other right or claim to receive money which is a General Intangible or which is otherwise included as Collateral.

“Required Secured Parties” means Secured Parties holding greater than [50]% of the principal value of Notes.

“Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.

“Security” has the meaning set forth in Article 8 of the UCC.

“Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantor shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for, or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantor now has or hereafter acquires any right, issued by an issuer of such Equity Interest.

“Supporting Obligations” shall have the meaning set forth in Article 9 of the UCC.

“Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all licenses of the foregoing, whether as licensee or licensor; (c) all renewals of the foregoing; (d) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (f) all rights corresponding to any of the foregoing throughout the world.

“UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of Delaware or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, the Secured Parties’ Lien on any Collateral.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

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ARTICLE II
GRANT OF SECURITY INTEREST

2.1.            Grant of Security Interest. The Grantor hereby pledges, assigns and grants to the Agent, for the ratable benefit of the Secured Parties a security interest in all of its right, title and interest in, to and under all personal property and other tangible and intangible assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of the Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, the Grantor, and wherever located (all of which will be collectively referred to as the “Collateral”), including, without limitation:

(i)                 all Accounts;

(ii)               all Chattel Paper;

(iii)             all Copyrights, Patents and Trademarks;

(iv)             all Documents;

(v)               all Equipment;

(vi)             all Fixtures;

(vii)           all General Intangibles;

(viii)         all Goods;

(ix)             all Instruments;

(x)               all Inventory;

(xi)             all Investment Property;

(xii)           all cash or cash equivalents;

(xiii)         all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiv)         all Deposit Accounts with any bank or other financial institution;

(xv)           all Commercial Tort Claims;

(xvi)         all Contracts; and

(xvii)       all accessions to, substitutions for and replacements, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing.

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Any of the foregoing to the contrary notwithstanding (a) the “Collateral” shall not include, and the security interest granted herein shall not attach to, any asset subject to a rule of law, statute or regulation (including a permit, license or franchise), where the grant of such security interest would invalidate or constitute a breach or violation of any such rule of law, statute or regulation, provided that the limitation set forth in this sentence shall (i) exist only for so long as such rule of law, statute or regulation, continues to be effective (and, upon the cessation, termination, expiration of such rule of law, statute or regulation, or if any such rule of law, statue or regulation is no longer applicable, the security interest granted herein shall be deemed to have automatically attached to such asset), and (ii) not apply with respect to any asset if and to the extent that the security interest in and to such asset granted in this Security Agreement is permitted under Section 9-406, 9-407, 9-408, or 9-409 of the UCC, and (b) in the case of a Subsidiary that is a foreign entity, in no event shall the "Collateral" include more than sixty-five percent (65%) of the equity interests in such Subsidiary.

2.2.            Security for Obligations. This Security Agreement, including the Guarantors’ guaranty hereunder, secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants to the Agent and the Secured Parties that:

3.1.            Title, Perfection and Priority. The Grantor has good and valid rights in, or the power to transfer rights in, the Collateral and, to the extent applicable, title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens, except for Permitted Encumbrances, and has full power and authority to grant to the Secured Parties the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against the Grantor in the locations listed on Exhibit G, the Agent, on behalf of the Secured Parties will have a fully perfected security interest in that Collateral of the Grantor in which a security interest may be perfected by filing, and having priority over all other Liens on such Collateral except in the case of (a) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Secured Parties pursuant to any applicable law or agreement, and (b) Liens perfected only by possession (including possession of any certificate of title) to the extent the Agent has not obtained or does not maintain possession of such Collateral, in which case such Lien in favor of the Agent shall not be perfected until such possession is obtained.

3.2.            Type and Jurisdiction of Organization, Organizational and Identification Number. The type of entity of the Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.

3.3.            Principal Location. The Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), is disclosed in Exhibit A; the Grantor has no other places of business except those set forth in Exhibit A.

3.4.            Collateral Locations. All of the Grantor’s locations where Collateral is located are listed on Exhibit A. All of said locations are owned by the Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.

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3.5.            Deposit Accounts. All of the Grantor’s Deposit Accounts are listed in Part VIII of Exhibit A.

3.6.            Exact Names. The Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in the Grantor’s organizational documents, as amended, as filed with the Grantor’s jurisdiction of organization. Other than as set forth on Exhibit B, the Grantor has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition.

3.7.            Letter-of-Credit Rights and Chattel Paper. Exhibit C-1 lists all Letter-of-Credit Rights and Chattel Paper of the Grantor having a value in excess of $25,000, individually. All action by the Grantor necessary or desirable to protect and perfect the Secured Parties’ Lien on each item listed on Exhibit C-1 (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Secured Parties will have a fully perfected first priority security interest in the Collateral listed on Exhibit C-1.

3.8.            Intellectual Property. The Grantor does not have any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Exhibit D.

3.9.            Filing Requirements. None of the Grantor’s Equipment is covered by any certificate of title. None of the Collateral owned by the Grantor is of a type for which security interests or Liens may be perfected by filing under any federal statute except for Patents, Trademarks and Copyrights held by the Grantor and described in Exhibit D. The legal description, county and street address of each property on which any Fixtures are located is set forth in Exhibit E together with the name and address of the record owner of each such property.

3.10.        No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming Agent and/or the Secured Parties as the secured party and (b) to perfect Permitted Encumbrances.

3.11.        Pledged Collateral.

(a)                Exhibit F sets forth a complete and accurate list of the Pledged Collateral. The Grantor is the record and beneficial owner of the Pledged Collateral listed on Exhibit F as being owned by the Grantor, free and clear of any Liens, except for the security interest granted to the Agent for the ratable benefit of the Secured Parties hereunder and Permitted Encumbrances. The Grantor further represents and warrants that (i) with respect to any certificates delivered to Agent representing Equity Interests, either such certificates are Securities as defined in Article 8 of the UCC as a result of actions by the issuer or otherwise or, if such certificates are not Securities, the Grantor has so informed the Agent so that the Agent may take steps to perfect the security interest therein as a General Intangible, (ii) all Pledged Collateral held by a securities intermediary is covered by a Control Agreement among the Grantor, the securities intermediary and Agent on behalf of the Secured Parties, or otherwise held under terms, pursuant to which the Agent has Control, (iii) none of the Pledged Collateral owned by the Grantor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (iv) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral, and (v) no consent, approval, authorization, or other action by, and no giving of notice or filing with, any governmental authority or any other Person is required for the pledge by the Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by the Grantor, or for the exercise by Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

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(b)               Except as set forth in Exhibit F, the Grantor owns 100% of the issued and outstanding Equity Interests which constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents indebtedness owed to the Grantor is subordinated in right of payment to other indebtedness or subject to the terms of an indenture.

ARTICLE IV
COVENANTS

From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, the Grantor agrees that:

4.1.            General.

(a)                Collateral Records. The Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it, and will furnish Agent with updates with respect to Exhibits A, B, C-1, C-2, D, E, F and G hereto in accordance with Section 4.1(c) and such other such reports relating to such Collateral as Agent shall from time to time request.

(b)               Authorization to File Financing Statements; Ratification. The Grantor hereby authorizes Agent to file, and if requested will deliver to Agent, all financing statements and other documents and to take such other actions as may from time to time be requested by the Secured Parties in order to maintain a perfected security interest in and, if applicable, Control of, the Collateral owned by the Grantor subject only to Permitted Encumbrances. Any financing statement filed by Agent may be filed in any filing office in any UCC jurisdiction and may (i) indicate the Grantor’s Collateral (1) as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) by any other description which reasonably approximates the description contained in this Security Agreement, and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether the Grantor is an organization, the type of organization and any organization identification number issued to the Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Grantor also agrees to furnish any such information to Agent promptly upon request. The Grantor also ratifies its authorization for Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

(c)                Further Assurances. The Grantor will, if reasonably requested by Agent, furnish to Agent statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Agent may reasonably request, all in such detail as Agent may reasonably specify. The Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder, in each case as reasonably requested by Agent. The Grantor shall also supplement the information set forth in Exhibits A, B, C-1, C-2, D, E, F and G attached hereto within thirty (30) days after obtaining knowledge of information which would require a material correction or addition of any such Exhibit.

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(d)               Disposition of Collateral. The Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions in the ordinary course of business consistent with past practice or as permitted under the Purchase Agreement.

(e)                Liens. The Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created by this Security Agreement and (ii) Permitted Encumbrances.

(f)                Other Financing Statements. The Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except in connection with Permitted Encumbrances. The Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent, subject to the Grantor’s rights under Section 9-509(d)(2) of the UCC.

(g)                Locations. Other than to the extent permitted by the Purchase Agreement, the Grantor will not (i) maintain any Collateral owned by it at any location other than those locations listed on Exhibit A, (ii) otherwise change or add to such locations without Agent’s prior written consent, which shall not be unreasonably withheld (provided that if Agent gives such consent, the Grantor will concurrently therewith obtain a landlord waiver for each such location), or (iii) change its principal place of business or chief executive office from the location identified on Exhibit A.

(h)               Compliance with Terms. The Grantor will perform and comply in all material respects with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.

4.2.            Equipment. The Grantor shall not permit any Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property Agent does not have a Lien. The Grantor will not, without Agent’s prior written consent, alter or remove any identifying symbol or number on any of the Grantor’s Equipment constituting Collateral.

4.3.            Delivery of Instruments, Securities, Chattel Paper and Documents. The Grantor will (a) deliver to Agent immediately upon execution of this Security Agreement the originals of all Chattel Paper, Securities (to the extent certificated) and Instruments constituting Collateral owned by it (if any then exist), (b) hold in trust for Agent upon receipt and immediately thereafter deliver to Agent any such Chattel Paper, Securities and Instruments constituting Collateral, and (c) upon Agent’s request, deliver to Agent (and thereafter hold in trust for Agent upon receipt and immediately deliver to Agent) any Document evidencing or constituting Collateral.

4.4.            Uncertificated Pledged Collateral. The Grantor will permit Agent from time to time to cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of Agent granted pursuant to this Security Agreement. With respect to any Pledged Collateral owned by it, the Grantor will take any actions necessary to cause (a) the issuers of uncertificated securities which are Pledged Collateral and (b) any securities intermediary which is the holder of any such Pledged Collateral, to cause Agent to have and retain Control over such Pledged Collateral. Without limiting the foregoing, the Grantor will, with respect to any such Pledged Collateral held with a securities intermediary, cause such securities intermediary to enter into a Control Agreement with Agent, in form and substance satisfactory to Agent, giving Agent Control over such Pledged Collateral.

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4.5.            Pledged Collateral.

(a)                Changes in Capital Structure of Issuers. Except as permitted under the Purchase Agreement, the Grantor will not (i) permit or suffer any issuer of Equity Interests constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Equity Interests or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for Permitted Encumbrances and sales of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity, or (ii) vote any such Pledged Collateral in favor of any of the foregoing.

(b)               Issuance of Additional Securities. If any issuer of Equity Interests constituting Pledged Collateral issues additional Equity Interests to the Grantor, the Grantor shall promptly notify Agent of such issuance of Equity Interests and such Equity Interests shall promptly be deposited with and pledged to Agent in accordance with Section 4.4 and 4.5 hereof, subject, in each case, to the limitation set forth in Section 2.1.

(c)                Registration of Pledged Collateral. After the occurrence and during the continuance of an Event of Default, the Grantor will permit any registrable Pledged Collateral owned by it to be registered in the name of Agent or its nominee at any time at Agent’s option.

(d)               Exercise of Rights in Pledged Collateral.

(i)                 Without in any way limiting the foregoing and subject to clause (ii) below, the Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Purchase Agreement or any other Transaction Document; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of Agent in respect of such Pledged Collateral.

(ii)               The Grantor will permit Agent or their nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Equity Interests or Investment Property constituting such Pledged Collateral as if they were the absolute owner thereof.

(iii)             So long as no Event of Default shall have occurred and be continuing, the Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral owned by it to the extent not in violation of the Purchase Agreement; provided however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement.

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4.6.            Intellectual Property.

(a)                The Grantor will use commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of Agent of any material License held by the Grantor and to enforce the security interests granted hereunder.

(b)               In no event shall the Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon Agent’s request, the Grantor shall execute and deliver any and all security agreements as Agent may request to evidence Agent’s first priority security interest on such Patent, Trademark or Copyright, and the General Intangibles of the Grantor relating thereto or represented thereby.

(c)                The Grantor shall take all actions necessary or reasonably requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its material Patents, Trademarks and Copyrights registered with, or applied to be registered with, the United Stated Patent and Trademark Office or the United States Copyright Office, as applicable (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless the Grantor shall determine in good faith that such Patent, Trademark or Copyright is not material to the conduct of the Grantor’s business.

(d)               The Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of its business or operations, promptly sue for any material infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem reasonably appropriate under the circumstances to protect such Patent, Trademark or Copyright. In the event that the Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, the Grantor shall comply with Section 4.7.

4.7.            Commercial Tort Claims. The Grantor shall promptly, and in any event within two Business Days after the same is acquired by it, notify Agent of any commercial tort claim (as defined in the UCC) acquired by it having a value in excess of $25,000 and, unless Agent otherwise consents, the Grantor shall enter into an amendment to this Security Agreement, in form and substance reasonably satisfactory to Agent, granting Agent a first priority security interest in such commercial tort claim.

4.8.            Letter-of-Credit Rights. If the Grantor is or becomes the beneficiary of a letter of credit having a value in excess of $25,000, it shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify Agent thereof and use its commercially reasonable efforts to cause the issuer and/or confirmation bank to (i) consent to the assignment of any Letter-of-Credit Rights to Agent and (ii) agree to direct all payments thereunder to a Deposit Account subject to a Control Agreement for application to the Obligations, all in form and substance reasonably satisfactory to Agent.

4.9.            Federal, State or Municipal Claims. The Grantor will, within five (5) Business Days, notify Agent of any Collateral which constitutes a claim against the United States government or any state or local government or any instrumentality or agency thereof (other than Accounts owing from the United States government which have been or will be identified by the Grantor) having a value in excess of $25,000, the assignment of which claim is restricted by federal, state or municipal law.

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4.10.        No Interference. The Grantor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies.

4.11.        Insurance.

(a)                All insurance policies required hereunder and under Section 5.10 of the Purchase Agreement shall name Agent as additional insured or as loss payee, as applicable, and shall contain loss payable clauses through endorsements in form and substance satisfactory to Agent, which provide that: (i) all proceeds thereunder with respect to any Collateral shall be payable to Agent for the ratable benefit of the Secured Parties; (ii) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable clauses may be canceled, amended, or terminated only upon at least thirty (30) days prior written notice given to Agent.

(b)               All premiums on any such insurance shall be paid when due by the Grantor, and copies of the policies delivered to Agent, upon the request of Agent. If the Grantor fails to obtain any insurance as required by this Section, Agent may obtain such insurance at the expense of the Grantor.

4.12.        Landlord Waivers. The Grantor shall obtain landlord waivers from the lessor of each location of real property leased by the Grantor, mortgagee of owned property or bailee or consignee with respect to any warehouse, processor or converter facility or other location where Collateral is stored or located, which landlord waivers shall be reasonably satisfactory in form and substance to Agent. The Grantor shall timely and fully pay and perform in all material respects its obligations under all leases and other agreements with respect to each leased location or third party warehouse where any Collateral is or may be located.

4.13.        Control Agreements. The Grantor will provide to Agent upon Agent’s request in accordance with the Purchase Agreement, a Control Agreement duly executed on behalf of each financial institution, securities broker or securities intermediary where the Grantor maintains a deposit account or securities account.

4.14.        Change of Name or Location; Change of Fiscal Year. The Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address or corporate offices, or the location of its records concerning the Collateral as set forth in the Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless Agent shall have received at least thirty (30) days prior written notice of such change and Agent shall have acknowledged in writing that either (1) such change will not adversely affect the validity, perfection or priority of Agent’s security interest in the Collateral, or (2) any reasonable action requested by Agent in connection therewith has been completed or taken (including any action to continue the perfection of any Liens in favor of Agent, in any Collateral), provided that, any new location shall be located in the continental U.S. to the extent the prior location was located in the continental U.S. The Grantor shall not store any Collateral at any new warehouse or new leased location unless the Grantor shall have provided Agent with at least five (5) Business Days prior written notice. The Grantor shall not change its fiscal year which currently ends on December 31.

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ARTICLE V
 EVENTS OF DEFAULT AND REMEDIES

5.1.            Events of Default.

The occurrence of any “Event of Default” under, and as defined in, the Notes shall constitute an Event of Default hereunder.

5.2.            Remedies.

(a)                If an Event of Default has occurred and for so long as such Event of Default is continuing, Agent (upon the instruction of the Required Secured Parties) may exercise any or all of the following rights and remedies:

(i)                 those rights and remedies provided in this Security Agreement, the Notes, or any other Transaction Document; provided that, this Section 5.2(a) shall not be understood to limit any rights or remedies available to Agent prior to an Event of Default;

(ii)               those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law when a debtor is in default under a security agreement;

(iii)             give notice of sole control or any other instruction under any Control Agreement and take any action therein with respect to such Collateral;

(iv)             without notice (except as specifically provided in Section 8.2 or elsewhere herein), demand or advertisement of any kind to the Grantor or any other Person, enter the premises of the Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at the Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as Agent may deem commercially reasonable; and

(v)               concurrently with written notice to the Grantor, transfer and register in their name or in the name of their nominee(s) the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though Agent were the outright owners thereof.

(b)               Agent may comply with any applicable state or federal law in connection with a disposition of the Collateral and such compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(c)                Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.

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(d)               Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent may, if the Required Secured Parties so elect, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies with respect to such appointment without prior notice or hearing as to such appointment.

(e)                Notwithstanding the foregoing, Agent and the Secured Parties shall not be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, the Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.

(f)                The Grantor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. The Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Grantor and the issuer would agree to do so.

5.3.            Grantor’s Obligations Upon an Event of Default. Upon the request of Agent after the occurrence and during the continuance of an Event of Default, the Grantor will:

(a)                assemble and make available to Agent the Collateral and all books and records relating thereto at any place or places specified by Agent, whether at the Grantor’s premises or elsewhere;

(b)               permit Agent, by its representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy; and

(c)                at its own expense, cause the Grantor’s accountants to prepare and deliver to Agent’s and the Secured Parties, at any time, and from time to time, promptly upon Agent’s or any Secured Parties’ request, the following reports with respect to the Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.

5.4.            Grant of Intellectual Property License. For the purpose of enabling Agent to exercise the rights and remedies under this Article V at such time as Agent shall be lawfully entitled to exercise such rights and remedies, the Grantor hereby (a) grants to Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, license or sublicense any Intellectual Property Rights now owned or hereafter acquired by the Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that Agent may sell any of the Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased the Grantor’s Inventory from the Grantor and in connection with any such sale or other enforcement of Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to the Grantor and any Inventory that is covered by any Copyright owned by or licensed to the Grantor and Agent may finish any work in process and affix any Trademark owned by or licensed to the Grantor and sell such Inventory as provided herein.

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ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY

6.1.            Account Verification. Agent may at any time, in its own name, in the name of its nominee(s), or in the name of the Grantor, communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of the Grantor, parties to contracts with the Grantor and obligors in respect of Instruments of the Grantor to verify with such Persons, to Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.

6.2.            Authorization for Secured Parties to Take Certain Action.

(a)                The Grantor irrevocably authorizes Agent at any time and from time to time in Agent's sole discretion, and appoints Agent as its attorney in fact, (i) to execute on behalf of the Grantor as debtor and to file financing statements necessary or desirable in Agent’s sole discretion to perfect and to maintain the perfection and priority of Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give Agent Control over such Pledged Collateral, (v) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for (i) such Liens as are specifically permitted hereunder if the Grantor shall have failed to do so after request by Agent, (vi) to contact Account Debtors for any reason, (vii) to demand payment or enforce payment of the Receivables in the name of Agent or the Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (viii) to sign the Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (ix) to exercise all of the Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (x) to settle, adjust, compromise, extend or renew the Receivables, (xi) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xii) to prepare, file and sign the Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of the Grantor, (xiii) to prepare, file and sign the Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xiv) to change the address for delivery of mail addressed to the Grantor to such address as Agent may designate and to receive, open and dispose of all mail addressed to the Grantor, and (xv) to do all other acts and things necessary to carry out this Security Agreement (other than the acts and things described in clauses (vi) through (xiv) above) to the extent not performed by the Grantor hereunder when due; and the Grantor agrees to reimburse Agent on demand for any payment made or any expense incurred by Agent in connection with any of the foregoing; provided that, this authorization shall not relieve the Grantor of any of its obligations under this Security Agreement or under the Purchase Agreement.

(b)               All acts of said attorney or designee are hereby ratified and approved. The powers conferred on Agent under this Section 6.2 are solely to protect Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon Agent or the Secured Parties to exercise any such powers. Agent and the Secured Parties agree that, except for the powers granted in Section 6.2(a)(i)-(v) and Section 6.2(a)(xv), they shall not exercise any power or authority granted to them unless an Event of Default has occurred and is continuing.

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6.3.            Proxy. THE GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF AGENT AS ITS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.

6.4.            Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.15. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER AGENT NOR ANY OF ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL IT BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII
DEPOSIT ACCOUNTS

7.1.            Control Agreements. Before opening or replacing any Deposit Account, the Grantor shall (a) obtain Agent’s consent (not to be unreasonably withheld or delayed) in writing to the opening of such Deposit Account, and (b) to the extent then applicable, cause each bank or financial institution in which it seeks to open a Deposit Account, to enter into a Control Agreement with Agent in order to give Agent Control of such Deposit Account.

7.2.            Application of Proceeds. Notwithstanding anything to the contrary set forth herein, if an Event of Default shall have occurred and be continuing, Agent shall have, in addition to all other rights and remedies provided herein and in the other Transaction Documents, the right to direct each banking institution, securities broker or securities intermediary at which the Grantor maintains a Deposit Account or securities account, to follow all instructions given to such banking institution, securities broker or securities intermediary by Agent, including, without limitation, instructions regarding the liquidation of securities and the transfer of funds held in such accounts, and the Grantor shall remain liable for any deficiency if such funds and proceeds are insufficient to pay all Obligations, including any attorneys’ fees and other expenses incurred by Agent to collect such deficiency.

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ARTICLE VIII
GENERAL PROVISIONS

8.1.            Guaranty, Etc. CareView TX and CareView LLC (the “Guarantors”), in consideration of the Secured Parties entering into the Purchase Agreement and the other Transaction Documents to which they are a party and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of inducing the Secured Parties to enter into the Transaction Documents, hereby jointly and severally, irrevocably and unconditionally guarantee to Agent and the Secured Parties (a) the full, punctual and prompt payment of all Obligations, whether at maturity or by acceleration or otherwise, in immediately available funds; (b) the performance of all of CareView NV’s Obligations; and (c) all other obligations of every kind and description now existing or hereafter arising, direct or indirect, absolute or contingent, secured or unsecured, matured or unmatured, primary or secondary, of CareView NV to Agent and the Secured Parties. The Guarantors hereby acknowledge that this guaranty is a guarantee of (i) performance by CareView NV of the Obligations; and (ii) payment and not of collection, and that the liability of Guarantors hereunder is present, absolute, unconditional, continuing, primary, direct and independent of the obligations of CareView NV. Agent and the Secured Parties shall not be required to pursue any other remedies before invoking the benefits of this guaranty, including, without limitation, its remedies under the Transaction Documents. The Guarantors hereby waive notice of the acceptance of this guaranty, presentment, demand, protest and notice of protest, nonpayment, default or dishonor of the Obligations or any renewal or extension thereof and any and all other rights and remedies now or hereafter accorded to guarantors by applicable law. In addition, the Guarantors hereby unconditionally and irrevocably agree that they will not at any time exert or exercise against CareView NV, and do hereby subordinate any right of or claim to subrogation, reimbursement, indemnity, contribution or payment for or with respect to any amounts which the Guarantors may pay or be obligated to pay to Agent and/or the Secured Parties.

8.2.            Waivers. The Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantor, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, the Grantor waives all claims, damages, and demands against Agent and the Secured Parties arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence or willful misconduct of Agent or the Secured Parties as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, the Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or the Secured Parties, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, the Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

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8.3.            Limitation on Agent’s Duty with Respect to the Collateral. Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. Agent shall use reasonable care with respect to the Collateral in its possession or under its control. Agent shall have no other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, the Grantor acknowledges and agrees that it is commercially reasonable for Agent (i) to fail to incur expenses deemed significant by Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section 8.3 is to provide non-exhaustive indications of what actions or omissions by Agent would be commercially reasonable in Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.3. Without limitation upon the foregoing, nothing contained in this Section 8.3 shall be construed to grant any rights to the Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.3.

8.4.            Compromises and Collection of Collateral. The Grantor and Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, the Grantor agrees that Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as Agent in their sole discretion shall determine or abandon any Receivable, and any such action by Agent shall be commercially reasonable so long as Agent acts in good faith based on information known to them at the time they take any such action.

8.5.            Agent’s Performance of Grantor Obligations. Without having any obligation to do so, Agent may perform or pay any obligation which the Grantor has agreed to perform or pay in this Security Agreement, but has failed to perform or pay when due, and the Grantor shall reimburse Agent for any amounts paid by Agent pursuant to this Section 8.5. The Grantor’s obligation to reimburse Agent pursuant to the preceding sentence shall be an Obligation payable on demand.

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8.6.            Specific Performance of Certain Covenants. The Grantor acknowledges and agrees that a breach of any of the covenants contained in Sections 4.1(d), Sections 4.1(e), 4.3, 4.4, 4.5, 4.11, 4.12, 4.13, 4.14, 5.3, or 8.8 or in Article VII will cause irreparable injury to Agent and the Secured Parties and that Agent and the Secured Parties have no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of Agent and the Secured Parties to seek and obtain specific performance of other obligations of the Grantor contained in this Security Agreement, that the covenants of the Grantor contained in the Sections referred to in this Section 8.6 shall be specifically enforceable against the Grantor.

8.7.            Dispositions Not Authorized. The Grantor is authorized to sell or otherwise dispose of the Collateral except as set forth in Section 4.1(d) and notwithstanding any course of dealing between the Grantor and Agent or other conduct of Agent, no authorization to sell or otherwise dispose of the Collateral (except as set forth in Section 4.1(d)) shall be binding upon Agent unless such authorization is in writing signed by Agent.

8.8.            No Waiver; Amendments; Cumulative Remedies. No delay or omission of Agent to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by Agent and the Secured Parties and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to Agent and the Secured Parties until the Obligations have been paid in full.

8.9.            Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.

8.10.        Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

8.11.        Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantor, Agent, the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that the Grantor shall not have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, without the prior written consent of Agent and the Secured Parties. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent for the benefit of the Secured Parties, hereunder.

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8.12.        Survival of Representations. All representations and warranties of the Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.

8.13.        Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State authority in respect of this Security Agreement shall be paid by the Grantor, together with interest and penalties, if any. The Grantor shall reimburse Agent for any and all reasonable out-of-pocket expenses paid or incurred by Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the reasonable fees, charges and disbursements of counsel for Agent), all as more fully described in, and subject to the limitations and conditions set forth in, Section 7.2 of the Purchase Agreement. Any and all costs and expenses incurred by the Grantor in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantor.

8.14.        Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.

8.15.        Termination. This Security Agreement shall continue in effect (notwithstanding the fact that from time to time there may be no Obligations outstanding) until (i) the Purchase Agreement has terminated pursuant to its express terms and (ii) all of the Obligations have been indefeasibly paid and performed in full and no commitments of Agent and/or the Secured Parties which would give rise to any Obligations are outstanding.

8.16.        Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantor, Agent and the Secured Parties relating to the Collateral and supersedes all prior agreements and understandings between the Grantor, Agent and the Secured Parties relating to the Collateral.

8.17.        CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE (REGARDLESS OF THE CHOICE OR CONFLICTS OF LAWS PRINCIPLES OF THAT JURISDICTION).

8.18.        CONSENT TO JURISDICTION. THE GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR STATE COURT SITTING IN THE STATE OF DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT AND THE GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE SECURED PARTIES TO BRING PROCEEDINGS AGAINST THE GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GRANTOR AGAINST AGENT OR THE SECURED PARTIES OR ANY AFFILIATE OF THE SECURED PARTIES OR AGENT INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN THE STATE OF DELAWARE.

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8.19.        WAIVER OF JURY TRIAL. THE GRANTOR, AGENT AND THE SECURED PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER OPERATIVE DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

8.20.        Indemnity. The Grantor hereby agrees to indemnify Agent and the Secured Parties, and their successors, assigns, agents and employees (each such Person being called an “Indemnitee”), from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not Agent or any of the Secured Parties is a party thereto) imposed on, incurred by or asserted against Agent, the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by Agent or the Secured Parties or the Grantor, and any claim for Patent, Trademark or Copyright infringement); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, damages, penalties, suits, costs and expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

8.21.        Agent. The Secured Parties hereby appoint HealthCor Partners as Agent hereunder. The Agent may be removed and replaced upon the affirmative vote of the Required Secured Parties. Any action, approval or consent of the “Secured Parties” required hereunder shall require the action, approval or consent of the Required Secured Parties. Each Secured Party shall indemnify and hold harmless Agent for acting in its capacity as Agent hereunder, except in cases of Agent’s gross negligence or willful misconduct.

8.22.        Restatement. This Security Agreement amends and restates in its entirety the original Security Agreement.

8.23.        Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.

ARTICLE IX
NOTICES

9.1.            Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, telecopier, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by telecopier (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantor at the notice address set forth on Exhibit A, and to the Secured Parties at the respective addresses set forth on the signature page hereto.

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9.2.            Change in Address for Notices. Each of the Grantor, Agent and the Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.

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IN WITNESS WHEREOF, the Grantor and the Secured Parties have executed this Security Agreement as of the date first above written.

GRANTOR:

Address of Grantor:	CAREVIEW COMMUNICATIONS, INC., a Nevada corporation

405 State Highway 121	By:_/s/ Steven Johnson_______________
Suite B-240	Name: Steven Johnson
Lewisville, TX 75067	Title: President & CEO
Attn: Steven Johnson

CAREVIEW COMMUNICATIONS, INC., a Texas corporation

405 State Highway 121	By:_/s/ Steven Johnson_______________
Suite B-240	Name: Steven Johnson
Lewisville, TX 75067	Title: President & CEO
Attn: Steven Johnson

CAREVIEW OPERATIONS, LLC

405 State Highway 121	By:_/s/ Steven Johnson_______________
Suite B-240	Name: Steven Johnson
Lewisville, TX 75067	Title: President & CEO
Attn: Steven Johnson

SECURED PARTIES:

Address of Secured Party:	HEALTHCOR PARTNERS FUND, L.P.

By: HealthCor Partners Management, L.P., as Manager

By: HealthCor Partners Management, G.P., LLC, as General Partner

HealthCor Partners
Carnegie Hall Towers	By:_/s/ Jeffrey C. Lightcap_______________
152 West 57th Street	Name: Jeffrey C. Lightcap
New York, NY 10019	Title: Senior Managing Director

Address of Secured Party:	HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

HealthCor Partners
Carnegie Hall Towers	By:__/s/ Joseph Healey_________________
152 West 57th Street	Name: Joseph Healey
New York, NY 10019	Title: Co-CEO

Address of Secured Party:
	Signed:	/s/ Allen Wheeler
Allen Wheeler

Address of Secured Party:
	Signed:	/s/ Steven Johnson
Steven Johnson

Address of Secured Party:
	Signed:	/s/ Jason Thompson
Jason Thompson

[signature page to Amended and Restated Pledge and Security Agreement]

Address of Secured Party:
Signed:	/s/ Steven B. Epstein
Steven B. Epstein

Address of Secured Party:
	Signed:	/s/ James R. Higgins
Dr. James R. Higgins

Address of Secured Party:
	Signed:	/s/ Irwin Lieber
Irwin Lieber

Address of Secured Party:
	SJ2,	LLC

	By:	/s/ Michael Mashaal
Name: Michael Mashaal
Authorized Signatory

[signature page to Amended and Restated Pledge and Security Agreement]

Address of Secured Party:
	Signed:	/s/ Deborah L. Epstein
Deborah L. Epstein

Address of Secured Party:
	Signed:	/s/ Stephen Berkley
Stephen Berkley

	Signed:	/s/ Alexandra Berkley
Alexandra Berkley

Address of Secured Party:
	Signed:	/s/ Jason Peter Epstein
Jason Peter Epstein

Address of Secured Party:
	Signed:	/s/ Gregory Harris Epstein
Gregory Harris Epstein

Address of Secured Party:
	Signed:	/s/ David Epstein
David Epstein

[signature page to Amended and Restated Pledge and Security Agreement]

Address of Secured Party:
	Signed:	/s/ Juliann Martin
Juliann Martin

Thompson Family Investments, LLC

Address of Secured Party:
	Signed:	/s/ Jason Thompson
Name: Jason Thompson
Title: Manager

[signature page to Amended and Restated Pledge and Security Agreement]

Address of Secured Party:	Raymond James & Assoc. Inc, not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Sandra K McRee. Further, all representations, warranties and covenants (including indemnities) set forth herein are being made by Sandra K. McRee, not Raymond James & Assoc. Inc

	By:	/s/ Robert Blain
Name: Robert Blain
Title: Custodian

/s/ Sandra K. McRee
Sandra K. McRee
Beneficial Owner

[signature page to Amended and Restated Pledge and Security Agreement]

Address of Secured Party:	Morgan Stanley Smith Barney LLC, not in its corporate capacity but solely as Custodian of the Individual Retirement Account of Jeffrey C. Lightcap. Further, all representations, warranties and covenants (including indemnities) set forth herein are being made by Jeffrey C. Lightcap, not Morgan Stanley Smith Barney LLC

	By:	/s/ Gregory Williams
Name: Gregory Williams for Morgan Stanley
Title: Authorized Signatory

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap
Beneficial Owner

Address of Secured Party:	Jeffrey Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Bradford C. Lightcap

	By:	/s/ Ira L. Schwartz
Ira Schwartz, Trustee

Address of Secured Party:	Jeffrey Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Brian R. Lightcap

	By:	/s/ Ira L. Schwartz
Ira Schwartz, Trustee

Address of Secured Party:	Jeffrey Lightcap & Jane Lightcap Minor’s Present Interest Trust dated March 20th, 1997 F/B/O Megan M. Lightcap

	By:	/s/ Ira L. Schwartz
Ira Schwartz, Trustee

[signature page to Amended and Restated Pledge and Security Agreement]

Address of Secured Party:
	Signed:	/s/ Joseph P. Healey
Joseph P. Healey

Address of Secured Party:	The Joseph P. Healy 2011 Family Trust

	By:	/s/ Joseph Dowling
Joseph Dowling, Trustee

Address of Secured Party:
	Signed:	/s/ Arthur B. Cohen
Arthur B. Cohen

[signature page to Amended and Restated Pledge and Security Agreement]

AGENT:

Address of Agent:	HEALTHCOR PARTNERS FUND, L.P.

By: HealthCor Partners Management L.P., as Manager

By: HealthCor Partners Management, G.P., LLC, as General Partner

HealthCor Partners
Carnegie Hall Towers	By:	/s/ Jeffrey C. Lightcap
152 West 57th Street	Name:	Jeffrey C. Lightcap
New York, NY 10019	Title:	Senior Managing Director

[signature page to Amended and Restated Pledge and Security Agreement]